Exhibit 99(s)

Power of Attorney
I, Eric Rosenblatt, hereby appoint Amy Lee, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Guggenheim Credit Income Fund and each of the feeder funds listed on Appendix A hereto (the “Companies”) and any amendments to such documents.
This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Companies and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:    /s/ Eric Rosenblatt
Name:        Eric Rosenblatt
Title:        Trustee
Date:        7/15/2020

APPENDIX A – SCHEDULE OF FEEDER FUNDS

Guggenheim Credit Income Fund 2016 T
Guggenheim Credit Income Fund 2019
Guggenheim Credit Income Fund 2021

Power of Attorney
I, Matthew Bloom, hereby appoint Amy Lee, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Guggenheim Credit Income Fund and each of the feeder funds listed on Appendix A hereto (the “Companies”) and any amendments to such documents.
This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Companies and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:    /s/ Matthew Bloom
Name:        Matthew Bloom
Title:        Trustee
Date:        7/15/2020

APPENDIX A – SCHEDULE OF FEEDER FUNDS

Guggenheim Credit Income Fund 2016 T
Guggenheim Credit Income Fund 2019
Guggenheim Credit Income Fund 2021

Power of Attorney
I, Kevin Gundersen, hereby appoint Amy Lee, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Guggenheim Credit Income Fund and each of the feeder funds listed on Appendix A hereto (the “Companies”) and any amendments to such documents.
This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Companies and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:    /s/ Kevin Gundersen
Name:        Kevin Gundersen
Title:        Trustee
Date:        7/15/2020

APPENDIX A – SCHEDULE OF FEEDER FUNDS

Guggenheim Credit Income Fund 2016 T
Guggenheim Credit Income Fund 2019
Guggenheim Credit Income Fund 2021

Power of Attorney
I, Marc Goodman, hereby appoint Amy Lee, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Guggenheim Credit Income Fund and each of the feeder funds listed on Appendix A hereto (the “Companies”) and any amendments to such documents.
This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Companies and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:    /s/ Marc Goodman
Name:        Marc Goodman
Title:        Trustee
Date:        7/15/2020

APPENDIX A – SCHEDULE OF FEEDER FUNDS

Guggenheim Credit Income Fund 2016 T
Guggenheim Credit Income Fund 2019
Guggenheim Credit Income Fund 2021

Power of Attorney
I, Peter Roth, hereby appoint Amy Lee, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Guggenheim Credit Income Fund and each of the feeder funds listed on Appendix A hereto (the “Companies”) and any amendments to such documents.
This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Companies and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:    /s/ Peter Roth
Name:        Peter Roth
Title:        Trustee
Date:        7/15/2020

APPENDIX A – SCHEDULE OF FEEDER FUNDS

Guggenheim Credit Income Fund 2016 T
Guggenheim Credit Income Fund 2019
Guggenheim Credit Income Fund 2021